UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 6, 2023

Date of Report (Date of earliest event reported)

BALL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

9200 W. 108th Circle, P.O. Box 5000, Westminster, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	BALL	NYSE

Ball Corporation

Current Report on Form 8-K

Dated November 6, 2023

Item 8.01. Other Events.

As previously disclosed, on August 16, 2023, Ball Corporation (“Ball”) entered into a Stock Purchase Agreement (the “Agreement”) with BAE Systems, Inc., a Delaware corporation (“Purchaser”), and, solely for purposes set forth therein, BAE Systems plc, a United Kingdom public limited company (“Purchaser Guarantor”), pursuant to which, among other things, Purchaser will acquire Ball’s aerospace business segment (the “Business”) by acquiring all of the outstanding equity interests in the entities that own and operate the Business (the “Transaction”).

The closing of the Transaction is conditioned on the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), among other conditions set forth in the Agreement. On November 3, 2023, Ball and the Purchaser each received a request for additional information and documentary material, often referred to as a “Second Request,” from the Antitrust Division of the Department of Justice (the “DOJ”). Issuance of the Second Request extends the waiting period under the HSR Act until 30 days after Ball and Purchaser have each substantially complied with the Second Request, or is terminated earlier by the DOJ. Ball and Purchaser have and will continue to cooperate fully with the DOJ in its review.

As previously disclosed, the Transaction is projected to close in the first half of 2024, subject to the satisfaction or waiver of the closing conditions specified in the Agreement.

Forward-Looking Statements

This release contains "forward-looking" statements concerning future events and financial performance. Words such as "expects," "anticipates," "estimates," "believes," and similar expressions typically identify forward-looking statements, which are generally any statements other than statements of historical fact. Such statements are based on current expectations or views of the future and are subject to risks and uncertainties, which could cause actual results or events to differ materially from those expressed or implied. You should therefore not place undue reliance upon any forward-looking statements, and they should be read in conjunction with, and qualified in their entirety by, the cautionary statements referenced below. Ball undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Key factors, risks and uncertainties that could cause actual outcomes and results to be different are summarized in filings with the Securities and Exchange Commission, including Exhibit 99 in Ball's Form 10-K, which are available on Ball's website and at www.sec.gov. Additional factors that might affect: a) Ball's packaging segments include product capacity, supply, and demand constraints and fluctuations and changes in consumption patterns; availability/cost of raw materials, equipment, and logistics; competitive packaging, pricing and substitution; changes in climate and weather and related events such as drought, wildfires, storms, hurricanes, tornadoes and floods; footprint adjustments and other manufacturing changes, including the startup of new facilities and lines; failure to achieve synergies, productivity improvements or cost reductions; unfavorable mandatory deposit or packaging laws; customer and supplier consolidation; power and supply chain interruptions; changes in major customer or supplier contracts or loss of a major customer or supplier; inability to pass through increased costs; war, political instability and sanctions, including relating to the situation in Russia and Ukraine and its impact on Ball's supply chain and its ability to operate in Europe, the Middle East and Africa regions generally; changes in foreign exchange or tax rates; and tariffs, trade actions, or other governmental actions, including business restrictions and orders affecting goods produced by Ball or in its supply chain, including imported raw materials; b) Ball's aerospace segment include funding, authorization, availability and returns of government and commercial contracts; and delays, extensions and technical uncertainties affecting segment contracts; failure to obtain, or delays in obtaining, required regulatory approvals or clearances for the proposed transaction; any failure by the parties to satisfy any of the other conditions to the proposed transaction; the possibility that the proposed transaction is ultimately not consummated; potential adverse effects of the announcement or results of the proposed transaction on the ability to develop and maintain relationships with personnel and customers, suppliers and others with whom it does business or otherwise on the business, financial condition, results of operations and financial performance; risks related to diversion of management's attention from ongoing business operations due to the proposed transaction; the impact of the proposed transaction on the ability to retain and hire key personnel; and c) Ball as a whole include those listed above plus: the extent to which sustainability-related opportunities arise and can be capitalized upon; changes in senior management, succession, and the ability to attract and retain skilled labor; regulatory actions or issues including those related to tax, environmental, social and governance reporting, competition, environmental, health and workplace safety, including U.S. Federal Drug Administration and other actions or public concerns affecting products filled in Ball's containers, or chemicals or substances used in raw materials or in the manufacturing process; technological developments and innovations; the ability to manage cyber threats; litigation; strikes; disease; pandemic; labor cost changes; inflation; rates of return on assets of Ball's defined benefit retirement plans; pension changes; uncertainties surrounding geopolitical events and governmental policies, including policies, orders, and actions related to COVID-19; reduced cash flow; interest rates affecting Ball's debt; successful or unsuccessful joint ventures, acquisitions and divestitures, and their effects on Ball's operating results and business generally; and potential adverse effects of the announcement or results of the proposed transaction on the market price of Ball’s common stock.

Item 9.01Financial Statements and Exhibits

Exhibits.

The following are furnished as exhibits to this report:

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Hannah Lim-Johnson
Hannah Lim-Johnson
Title: Senior Vice President, Chief Legal Officer and Corporate Secretary

Date: November 6, 2023